AMENDED AND RESTATED BYLAWS OF STELLAR BANCORP, INC.

TABLE OF CONTENTS ARTICLE I. – NAME AND OFFICES .......................................................................................... 1 1.01 Registered Office Address .............................................................................................. 1 1.02 Other Offices ................................................................................................................... 1 ARTICLE II. – SHAREHOLDERS’ MEETINGS ......................................................................... 1 2.01 Place of Meetings ............................................................................................................ 1 2.02 Annual Meeting .............................................................................................................. 1 2.03 Special Meetings ............................................................................................................. 1 2.04 Notice .............................................................................................................................. 1 2.05 Quorum ........................................................................................................................... 2 2.06 Method of Voting ............................................................................................................ 2 2.07 Record Date .................................................................................................................... 3 2.08 Voting List ...................................................................................................................... 4 2.09 Procedure ........................................................................................................................ 4 2.10 Action by Consent .......................................................................................................... 9 2.11 Presence at Meetings by Means of Communication Equipment .................................... 9 ARTICLE III. – DIRECTORS ....................................................................................................... 9 3.01 Powers ............................................................................................................................. 9 3.02 Number of Directors ....................................................................................................... 9 3.03 Resignation ..................................................................................................................... 9 3.04 Classes of Directors; Term of Offices .......................................................................... 10 3.05 Vacancies and Removal ................................................................................................ 10 3.06 Meetings ........................................................................................................................ 11 3.07 Regular Meetings .......................................................................................................... 11 3.08 Special Meetings ........................................................................................................... 11 3.09 Quorum and Action of Directors .................................................................................. 11 3.10 Presumption of Assent .................................................................................................. 12 3.11 Committees ................................................................................................................... 12 3.12 Compensation ............................................................................................................... 12 3.13 Action by Unanimous Consent ..................................................................................... 12 3.14 Presence at Meetings by Means of Communications Equipment ................................. 12 ARTICLE IV. – OFFICERS ......................................................................................................... 12 4.01 Election, Number, Qualifications ................................................................................. 12 4.02 Terms of Offices; Removal ........................................................................................... 13 4.03 Vacancies ...................................................................................................................... 13 4.04 Authority and Compensation ........................................................................................ 13 4.05 Chairman of the Board .................................................................................................. 13 4.06 Vice Chairman .............................................................................................................. 13 4.07 Chief Executive Officer; President ............................................................................... 13 4.08 Senior Executive Vice Presidents, Executive Vice Presidents and Senior Vice Presidents ...................................................................................................................... 14 4.09 Vice President ............................................................................................................... 14 4.10 Secretary ....................................................................................................................... 14

TABLE OF CONTENTS (continued) ii 4.11 Treasurer ....................................................................................................................... 14 4.12 Assistant Secretary and Assistant Treasurer ................................................................. 15 ARTICLE V. – GENERAL PROVISIONS.................................................................................. 15 5.01 Fiscal Year .................................................................................................................... 15 5.02 Notice and Waiver of Notice ........................................................................................ 15 5.03 Seal ................................................................................................................................ 15 5.04 Amendment ................................................................................................................... 15 5.05 Dividends and Reserves ................................................................................................ 15 ARTICLE VI. – CAPITAL SHARES .......................................................................................... 16 6.01 Certificates for Shares and Unrestricted Shares ........................................................... 16 6.02 Lost, Stolen or Destroyed Certificates .......................................................................... 17 6.03 Registration of Transfers .............................................................................................. 17 6.04 Registered Shareholders ............................................................................................... 17 ARTICLE VII. – INDEMNIFICATION ...................................................................................... 17 7.01 Indemnification ............................................................................................................. 17 7.02 Mandatory Advancement of Expenses ......................................................................... 18 7.03 Claims ........................................................................................................................... 19 7.04 Contract Rights; Amendment and Repeal; Non-exclusivity of Rights ......................... 20 7.05 Insurance, Other Indemnification and Advancement of Expenses ............................... 20 7.06 Definitions .................................................................................................................... 20 7.07 Severability ................................................................................................................... 21 ARTICLE VIII. – EXCLUSIVE FORUM ................................................................................... 21 8.01 Exclusive Forum ........................................................................................................... 21 ARTICLE IX. – CERTAIN GOVERNANCE MATTERS .......................................................... 22 9.01 Interpretations; Definitions ........................................................................................... 22 9.02 Chief Executive Officer; Executive Chairman; Independent Lead Director. ............... 22 9.03 Composition of the Board of Directors; Vacancies and Removal. ............................... 23 9.04 Committees ................................................................................................................... 24 9.05 Certain Actions ............................................................................................................. 24 9.06 Headquarters ................................................................................................................. 25 9.07 Conflicts; Amendments ................................................................................................ 25

AMENDED AND RESTATED BYLAWS OF STELLAR BANCORP, INC. ARTICLE I. – NAME AND OFFICES 1.01 Registered Office Address. The registered office of the Corporation shall be located in the City of Austin, Travis County, Texas, or such other location as the Board of Directors may from time to time determine. The registered agent of the Corporation shall be as designated by the Board of Directors from time to time pursuant to applicable law. 1.02 Other Offices. The Corporation may also have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or the business of the Corporation may require. ARTICLE II. – SHAREHOLDERS’ MEETINGS 2.01 Place of Meetings. Meetings of the shareholders shall be held at the principal business office of the Corporation or at any other place (inside or outside the State of Texas) as selected from time to time by the Board of Directors and stated in the notice of the meeting. 2.02 Annual Meeting. The annual meeting of the shareholders of the Corporation shall be held to elect directors, subject to Section 3.04 below, and to transact such other business as may properly be brought before the meeting. The annual meeting shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting. Failure to hold any annual meeting shall not result in the winding up or termination of the Corporation. 2.03 Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called by (a) the Chairman of the Board or (b) a majority of the entire Board of Directors. In addition, a special meeting of the shareholders shall be called by the Chairman of the Board or the Secretary at the request in writing of shareholders owning not less than 25% of the issued and outstanding shares of the Corporation entitled to vote at such meeting. Such request for a special meeting shall state the purpose or purposes of the proposed meeting, which purpose or purposes shall be stated in the notice of the meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice. Notwithstanding anything set forth in these Bylaws to the contrary, at a special meeting requested by the shareholders of the Corporation, only the Corporation, the Board of Directors, and the shareholders who participated in the written meeting request may propose any item for consideration or nominate directors for election at such meeting. 2.04 Notice. Written notice stating the place, day and hour of any shareholders’ meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, by or at the direction of the Chairman of the Board, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his address as it appears on the share transfer records of the Corporation. A

2 shareholder’s attendance at a meeting, in person or by proxy, waives such shareholder’s right to object to (a) lack of notice or defective notice of the meeting, unless, at the start of the meeting, the shareholder objects to holding the meeting or transacting business at the meeting on the ground that the meeting is not lawfully called, and (b) consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. 2.05 Quorum. A quorum shall be present at a meeting of shareholders if the holders of shares having a majority of the voting power represented by all of the issued and outstanding shares entitled to vote at the meeting are present in person or represented by proxy at such meeting unless otherwise provided by the Certificate of Formation or the Texas Business Organization Code (the “TBOC”). Once a share is represented for any purpose at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting. If, however, a quorum shall not be present at any meeting of shareholders, the shareholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting, without notice other than announcement at the meeting, until such time and to such place as may be determined by the Board of Directors or by a vote of the holders of a majority of the shares represented in person or by proxy at such meeting until a quorum shall be present. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. 2.06 Method of Voting. (a) Where a quorum is present at any meeting of the shareholders, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at the meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are altered, limited, or denied by the Certificate of Formation. If a quorum exists, action on any matter, except the election of directors, by a voting group shall be approved by the affirmative vote of a majority of the votes cast (meaning only votes for or against the matter and not counting abstentions), unless the Certificate of Formation, these Bylaws, or the TBOC require a greater number of affirmative votes. (b) A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. An electronic mail message or similar transmission by the shareholder, or a photographic, photostatic facsimile, or similar reproduction of a writing executed by the shareholder, or any other means permitted by the TBOC, shall be treated as an execution in writing for the purposes of this Section 2.06. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy. Each proxy shall be revocable unless (i) the proxy form conspicuously states that the proxy is irrevocable, and (ii) the proxy is coupled with an interest, as defined in the TBOC and other Texas law. All proxies shall be filed with the Secretary (or the Corporation’s transfer agent, as designated by the Secretary) before any meeting, before the same shall become effective. Any shareholder, by written notice to the Secretary before any meeting, may withdraw a previously filed proxy and vote the shares thereon in person, unless the proxy is irrevocable.

3 (c) Shares standing in the name of another entity may be voted by such officer, agent or proxy as the bylaws of such entity may prescribe or, in the absence of such provision, as the board of directors of such entity may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name if such authority is contained in an appropriate order of the court that appointed such administrator, executor, guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him, without a transfer of such shares into his name as trustee. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without being transferred into his name, if such authority is contained in an appropriate order of the court that appointed the receiver. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. (d) The right to cumulate votes in the election of directors and the right to cumulative voting by any shareholder in any other matter are hereby expressly denied. 2.07 Record Date. (a) For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any distribution or share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting of shareholders), the Board of Directors may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, 60 days. If the share transfer records shall be closed for the purpose of determining shareholders, such record shall be closed for at least 10 days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days and, in the case of a meeting of shareholders, not less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. (b) If the share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. (c) When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of share transfer records and the stated period of closing has expired.

4 2.08 Voting List. (a) The officer or agent of the Corporation having charge of the share transfer books of the Corporation shall make, at least 10 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of 10 days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours of the Corporation. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share transfer records shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders. (b) Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting. 2.09 Procedure. (a) The Chairman of the Board, and in his absence, the Chief Executive Officer, the President, or any Director designated by the Board of Directors for such purposes, will call meetings of the shareholders to order and will act as presiding officer at the meetings. Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of the shareholders will also determine the order of business and have the authority in his or her sole discretion to regulate the conduct of any such meeting, including without limitation by imposing restrictions on the persons (other than shareholders of the Corporation or their duly appointed proxies) who may attend such shareholders’ meeting, by ascertaining whether any shareholder or his proxy may be excluded from any meeting of the shareholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of the shareholders. (b) At an annual meeting of the shareholders, only such business will be conducted or considered as is properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors in accordance with Section 2.04, (ii) otherwise properly brought before the meeting by the presiding officer or by or at the direction of a majority of the Board of Directors, or (iii) otherwise properly requested to be brought before the meeting by a shareholder in accordance with Sections 2.09(c) and (d). (c) A shareholder who wishes to submit business, other than nominations of directors, for consideration at an annual meeting must comply with this Section 2.09(c). A shareholder who wishes to include business in a proxy statement prepared by the Corporation must also comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For business, other than nominations of directors, to be properly requested by a shareholder for consideration at an annual meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of the giving of the notice for such meeting provided for in

5 these Bylaws and at the time of the annual meeting, (ii) be entitled to vote at such meeting, and (iii) have given timely notice in writing to the Secretary, and such business must be a proper matter for shareholder action. To be timely in connection with an annual meeting, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Corporation or the day on which public announcement is first made of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice required by this Section 2.09(c). A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (A) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person (defined below) covered by clauses (C) and (D) below; (C) the class or series and the number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by the shareholder proposing such business and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) any material interest of the shareholder proposing such business or any Shareholder Associated Person in such business; and (E) any agreements the shareholder proposing such business or any Shareholder Associated Person has with other persons or entities in connection with such business. “Shareholder Associated Person” of any shareholder means (i) any person controlling, directly or indirectly, or acting in concert with, such shareholder (including, without limitation, the members of any syndicate or group who, along with such shareholder or beneficial owner (as described in clause (ii) below), would be deemed a “person” for purposes of Section 13(d)(3) of the Exchange Act (“Group”)), (ii) any beneficial owner of shares of the Corporation owned of record or beneficially by such shareholder and (iii) any person controlling, controlled by or under common control with such shareholder. Notwithstanding the foregoing provisions of this Section 2.09(c), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(c). For purposes of this Section 2.09(c), “public announcement” means disclosure in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or furnished to shareholders. Nothing in this Section 2.09(c) will be deemed to affect any rights of shareholders

6 to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. (d) A shareholder who wishes to nominate a director or directors for election at an annual meeting must comply with this Section 2.09(d). A shareholder who wishes to include business in a proxy statement prepared by the Corporation must also comply with Rule 14a-8 under the Exchange Act. For nominations of directors to be properly requested by a shareholder for consideration at an annual meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of the giving of the notice for such meeting provided for in these Bylaws and at the time of the annual meeting, (ii) be entitled to vote at such meeting, and (iii) have given timely notice in writing to the Secretary. To be timely in connection with an annual meeting, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 120 nor more than 150 calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date then to be timely such notice must be received by the Corporation no later than the later of 70 calendar days prior to the date of the annual meeting or the close of business on the 7th calendar day following the earlier of the date on which notice of the annual meeting is first mailed by or on behalf of the Corporation or the day on which public announcement is first made of the date of the annual meeting. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice required by this Section 2.09(d). A shareholder’s notice to the Secretary must set forth: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected; (B) as to the shareholder giving the notice the name and address, as they appear on the Corporation’s books, of such shareholder and any Shareholder Associated Person covered by clause (C) below; (C) as to the shareholder giving the notice the class and number of shares of the Corporation that are owned beneficially and of record by such shareholder and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any Shareholder Associated Person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee (including, without limitation, the members of any Group of such nominee), on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person on whose behalf the nomination is made, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (E) a completed independence

7 questionnaire regarding the proposed nominee or nominees, in a form acceptable to the Corporation, which may be obtained from the Secretary of the Corporation; (F) a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director; (G) a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements of the Corporation; and (H) any other information reasonably requested by the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. If a shareholder does not provide the information required by this Section 2.09(d) within 10 business days of the Corporation’s request, then such shareholder’s nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.09(d), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(d). For purposes of this Section 2.09(d), “public announcement” means disclosure in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act or furnished to shareholders. Nothing in this Section 2.09(d) will be deemed to affect any rights of shareholders to request inclusion of nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. (e) At a special meeting of shareholders, only such business may be conducted or considered as is properly brought before the meeting. To be properly brought before a special meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given in accordance with Section 2.04 and (ii) if requested to be brought before the meeting by a shareholder, properly requested in accordance with Section 2.03 and this Section 2.09(e). For business, other than nominations of directors, to be properly requested by a shareholder for consideration at a special meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of making the request and at the time of the special meeting, and (ii) be entitled to vote at such meeting. The shareholder’s request for a special meeting shall set forth as to each matter the shareholder proposes to bring before the special meeting: (A) a description in reasonable detail of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (B) the name and address, as they appear on the Corporation’s books, of the shareholder proposing such business and any Shareholder Associated Person covered by clauses (C) and (D) below; (C) the class or series and the number of shares of the Corporation that are, directly or indirectly, owned beneficially and of record by the shareholder proposing such business and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) any material interest of the shareholder proposing such business or any Shareholder Associated Person in such business; and (E) any agreements the shareholder proposing such business or any Shareholder Associated Person has with other persons or entities in connection with such business.

8 For nominations of directors to be properly requested by a shareholder for consideration at a special meeting, the shareholder must (i) be a shareholder of record of the Corporation at the time of making the request and at the time of the special meeting, and (ii) be entitled to vote at such meeting. A shareholder’s request for a special meeting shall set forth: (A) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, if elected; (B) as to the shareholder giving the notice the name and address, as they appear on the Corporation’s books, of such shareholder and any Shareholder Associated Person covered by clause (C) below; (C) as to the shareholder giving the notice the class and number of shares of the Corporation that are owned beneficially and of record by such shareholder and by any Shareholder Associated Person with respect to the Corporation’s securities, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such shareholder and Shareholder Associated Person with respect to the Corporation’s securities; (D) a description of any material relationships, including financial transactions and compensation, between the shareholder giving the notice and any Shareholder Associated Person, on the one hand, and the proposed nominee or nominees, and such nominee’s affiliates and associates, or others acting in concert with the nominee (including, without limitation, the members of any Group of such nominee), on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any Shareholder Associated Person on whose behalf the nomination is made, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (E) a completed independence questionnaire regarding the proposed nominee or nominees, in a form acceptable to the Corporation, which may be obtained from the Secretary of the Corporation; (F) a written representation from such proposed nominee or nominees that they do not have, nor will they have, any undisclosed voting commitments or other arrangements with respect to their actions as a director; (G) a written representation from such proposed nominee or nominees that they comply with all applicable corporate governance policies and eligibility requirements of the Corporation; and (H) any other information reasonably requested by the Corporation. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. If a shareholder does not provide the information required by this Section 2.09(e) within 10 business days of the Corporation’s request, then such shareholder’s nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.09(e), a shareholder must also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.09(e). Nothing in this Section 2.09(e) will be deemed to affect any rights of shareholders to request inclusion of nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act. (f) The determination of whether any business sought to be brought before any annual or special meeting of the shareholders is properly brought before such meeting in accordance with this Section 2.09 will be made by the presiding officer of such meeting. If the

9 presiding officer determines that any business is not properly brought before such meeting, he will so declare to the meeting and any such business will not be conducted or considered. 2.10 Action by Consent. Any action required by the TBOC to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent. Every written consent shall bear the date of signature of each shareholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within 60 days after the date of the earliest dated consent delivered to the Corporation as set forth below in this Section 2.10, the consent or consents signed by all of the shareholders entitled to vote with respect to the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the records in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation’s principal place of business shall be addressed to the Chief Executive Officer or the Chairman of the Board of the Corporation. An electronic mail message or similar transmission by a shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a shareholder, or any other means permitted by the TBOC, shall be regarded as signed by the shareholder for the purposes of this Section 2.10. 2.11 Presence at Meetings by Means of Communication Equipment. Shareholders may participate in and hold a meeting of the shareholders by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with each other, and participation in a meeting pursuant to this Section 2.11 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. ARTICLE III. – DIRECTORS 3.01 Powers. The property, business and affairs of the Corporation and all corporate powers shall be managed by the Board of Directors, subject to any limitation imposed by statute, the Certificate of Formation, or these Bylaws. 3.02 Number of Directors. The number of directors shall be fixed and determined from time to time by resolution of a majority of the full Board of Directors at any annual, regular, or special meeting, provided that any decrease in the number of directors does not shorten the time of any incumbent director. Directors need not be residents of the State of Texas. Each director to hold office until his or her successor shall have been duly elected and qualified. 3.03 Resignation. A director may resign at any time on written notice to the Board of Directors or to the Chairman of the Board. A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date.

10 3.04 Classes of Directors; Term of Offices. (a) The Board of Directors shall be divided into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. (b) Each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected; provided, however, that each director initially elected to Class I shall serve for an initial term expiring at the Corporation’s first annual meeting of shareholders following the effectiveness of this provision; each director initially elected to Class II shall serve for an initial term expiring at the Corporation’s second annual meeting of shareholders following the effectiveness of this provision; and each director initially elected to Class III shall serve for an initial term expiring at the Corporation’s third annual meeting of shareholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal. (c) Directors shall be elected by a plurality of the voting power of the shares entitled to vote who are present, in person or by proxy, at any such meeting and entitled to vote on the election of directors. 3.05 Vacancies and Removal. Subject to applicable law, unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office until such director’s successor shall have been duly elected and qualified. During a period between two successive annual meetings of shareholders, the Board of Directors may not fill more than two vacancies created by an increase in the number of directors. Notwithstanding the foregoing, a vacancy to be filled because of an increase in the number of directors may be filled by election at an annual or special meeting of shareholders called for that purpose. Any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Certificate of Formation, only the holders of shares of that class or series shall be entitled to vote for or against the removal of any director elected by the holders of shares of that class or series; and any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected,

11 and such directorships shall not in any case be filled by the vote of the remaining directors unless otherwise provided in the Certificate of Formation. 3.06 Meetings. Meetings of the Board of Directors shall be held at the principal business office of the Corporation or at any other place (inside or outside of the State of Texas) as the Chairman of the Board may from time to time select. The attendance of a director at any annual, special or regular meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business at the meeting on the ground that the meeting is not lawfully called or convened. The Chairman of the Board, and in his absence, the Vice Chairman, the Chief Executive Officer, or any director appointed by the Board of Directors for such purpose, shall preside at all meetings of the Board of Directors. The Board of Directors shall annually appoint an officer of the Corporation to serve as secretary of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. 3.07 Regular Meetings. Regular meetings of the Board of Directors shall be held at such dates, times and places as is designated by the Chairman of the Board, or in the absence of such designation by the Chairman of the Board, as is designated by any three Directors. Written notice of each regular meeting, setting forth the date, time and place of the regular meeting, shall be given to each director. 3.08 Special Meetings. Special meetings of the Board of Directors may be called at any time by or at the request of the Chairman of the Board, the Vice Chairman, the Chief Executive Officer or the President. In addition, a special meeting of the Board of Directors shall be called by the Secretary on the written request of any three Directors. Written notice of each special meeting, setting forth the date, time and place of the special meeting, shall be given to each director at least 24 hours prior to such meeting; provided, however, if such notice is given by mail, it shall be given at least 72 hours prior to such meeting. 3.09 Quorum and Action of Directors. At all meetings of the Board of Directors, the presence of a majority of the number of directors fixed in the manner provided in Section 3.02 shall constitute a quorum for the transaction of business. At all meetings of committees of the Board of Directors (if one or more be designated in the manner described in Section 3.11), the presence of a majority of the number of directors fixed from time to time by resolution of the Board of Directors to serve as members of such committees shall constitute a quorum for the transaction of business. The affirmative vote of at least a majority of the directors present and entitled to vote at any meeting of the Board of Directors or a committee of the Board of Directors at which there is a quorum shall be the act of the Board of Directors or the committee, except as may be otherwise specifically provided by the TBOC, the Certificate of Formation, or these Bylaws. Directors with an interest in a business transaction of the Corporation and directors who are directors or officers or have a financial interest in any other corporation, partnership, association or other organization with which the Corporation is transacting business may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee of the Board of Directors to authorize such business transaction. If a quorum shall not be present at any meeting of the Board of Directors or a committee thereof, a majority of the directors present thereat may adjourn the meeting, without notice other than announcement at the

12 meeting, until such time and to such place as may be determined by such majority of directors, until a quorum shall be present. 3.10 Presumption of Assent. A director who is present at any meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action. 3.11 Committees. The Board of Directors may from time to time designate members of the Board to constitute committees, which shall in each case consist of such number of directors and shall have and may exercise such power, as the Board of Directors may determine and specify in the respective resolutions appointing them, subject to any restrictions or requirements in applicable law or the Corporation’s Certificate of Formation. A majority of all the members of any such committee may determine its action and fix the time and place of its meeting, unless the Board of Directors shall otherwise provide. The Board of Directors shall have the power at any time to change the number, subject as aforesaid, and members of any such committee, to fill vacancies and to discharge any such committee. 3.12 Compensation. Directors shall receive such compensation for their services as directors as may be determined by resolution of the Board of Directors. The receipt of such compensation shall not preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. 3.13 Action by Unanimous Consent. Any action that may be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee thereof, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the written consents of all directors are delivered to the Corporation, unless a different effective date is specified therein. 3.14 Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors of the Corporation or any committee designated by the Board of Directors, may participate in and hold a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can communicate with each other, and participation in a meeting pursuant to this Section 3.14 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. ARTICLE IV. – OFFICERS 4.01 Election, Number, Qualifications. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each

13 annual meeting of shareholders and shall consist of a Chairman of the Board, a Chief Executive Officer, a President and a Secretary. In its discretion, the Board of Directors may also elect a Vice Chairman, a Treasurer, one or more Executive Vice Presidents, Senior Vice Presidents or Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers and such other officers and assistant officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall have such authority and exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors by resolution not inconsistent with these Bylaws. Two or more offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except that the offices of Chairman of the Board, Chief Executive Officer, President and Secretary shall be filled as expeditiously as possible. In the event of an officer’s absence or inability to act in his official capacity as an officer of the Corporation, the Board of Directors may delegate the duties of such officer to any other officer or Director. 4.02 Terms of Offices; Removal. The officers of the Corporation shall hold office until the next annual meeting of the Board of Directors and until their successors are elected or appointed and qualify, or until their death or until their resignation or removal from office. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights. 4.03 Vacancies. Subject to Section 4.01 of these Bylaws, any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise or the creation of any new office of the Corporation shall be filled by the Board of Directors from time to time, as applicable. 4.04 Authority and Compensation. Officers and agents shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by the Board of Directors. The compensation of officers and agents shall be as fixed from time to time by the Board of Directors or a designated committee thereof. 4.05 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board of Directors and shall perform all duties incidental to the office of Chairman of the Board which may be required by law and all such other duties as may be prescribed by the Board of Directors from time to time. The Chairman of the Board may also serve as the Chief Executive Officer of the Corporation, as determined by the Board of Directors. 4.06 Vice Chairman. The Vice Chairman shall perform all duties incidental to the office of Vice Chairman which may be required by law and such other duties as may be prescribed by the Board of Directors from time to time. In the absence of the Chairman of the Board, or in the event the Board of Directors shall not have designated a Chairman of the Board, the Vice Chairman shall preside at all meetings of the Board of Directors. 4.07 Chief Executive Officer; President. The Chief Executive Officer shall be responsible for the general management of the business and affairs of the Corporation and shall perform all duties incidental to his office which may be required by law and such other duties as may be prescribed by the Board of Directors from time to time. The Chief Executive Officer shall

14 make reports to the Board of Directors and the shareholders, and shall see that all orders and resolutions of the Board of Directors and of any committee thereof are carried into effect. The Chief Executive Officer shall also serve as the President of the Corporation. In the absence of the Chairman of the Board and the Vice Chairman, or in the event the Board of Directors shall not have designated a Chairman of the Board or a Vice Chairman, the Chief Executive Officer shall preside at all meetings of the Board of Directors. 4.08 Senior Executive Vice Presidents, Executive Vice Presidents and Senior Vice Presidents. The Board of Directors may appoint one or more Senior Executive Vice Presidents, Executive Vice Presidents, and Senior Vice Presidents who will report to the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or such other individual as designated by the Board of Directors. Any Senior Executive Vice Presidents, Executive Vice President, or Senior Vice President may sign with the Secretary or an Assistant Secretary, certificates for shares of the Corporation, and shall perform such other duties as from time to time may be assigned to him/her by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, or the Board of Directors. 4.09 Vice President. The Board of Directors may appoint one or more Vice Presidents. The Vice Presidents shall perform such other duties as from time to time may be assigned by the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Senior Executive Vice President, Executive Vice President, or Senior Vice President, or by the Board of Directors. 4.10 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of shareholders and record all of the proceedings of the meetings of the Board of Directors and of the shareholders in a minute book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special and regular meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors. He shall keep in safe custody the seal, if any, of the Corporation and, when authorized by the Board of Directors, shall affix the same to any instrument requiring it and, when so affixed, it may be attested by his signature or by the signature of an Assistant Secretary or of the Treasurer. The Secretary shall also (a) sign all certificates of shares, (b) keep a share book of the Corporation, together with any and all other books, records, and papers belonging to the Corporation or pertaining to the business thereof, and (c) in general, perform all of the duties which are incident to the office of Secretary of the Corporation, subject to the Board of Directors. The Secretary may also attest contracts, bonds, deeds, leases or conveyances executed by the Corporation. 4.11 Treasurer. (a) The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts and records of receipts, disbursements and other transactions in books belonging to the Corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

15 (b) The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render the Chairman of the Board and the Board of Directors, at its regular meetings, or when the Chairman of the Board or the Board of Directors so require, an account of all his transactions as Treasurer and of the financial condition of the Corporation. 4.12 Assistant Secretary and Assistant Treasurer. In the absence of the Secretary or Treasurer, an Assistant Secretary or Assistant Treasurer, respectively, shall perform the duties of the Secretary or Treasurer. The Assistant Secretaries and Assistant Treasurers, in general, shall have such powers and perform such duties as the Treasurer or Secretary, respectively, or the Board of Directors or Chairman of the Board may prescribe. ARTICLE V. – GENERAL PROVISIONS 5.01 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January in each year and end on the last day of December in each year. 5.02 Notice and Waiver of Notice. Whenever any notice is required to be given to any shareholder or director by these Bylaws or the Certificate of Formation, it shall be deemed to be sufficient if given by mailing, postage paid, addressed to the person or persons entitled thereto at their post office addresses appearing on the books or other records of the Corporation, and such notice shall be deemed to have been given on the date of such mailing, but said notice shall also be deemed to be sufficient and to have been given and received if given in any other manner or by any other means authorized by law or provided for elsewhere in these Bylaws. A waiver or waivers of notice, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. 5.03 Seal. This Corporation is not obligated to have a seal, but one may be obtained. 5.04 Amendment. (a) The Board of Directors of the Corporation may alter, amend, or repeal the bylaws of the Corporation or may adopt new bylaws, unless (a) such power shall be reserved exclusively to the shareholders in whole or part by the Certificate of Formation or the laws of the State of Texas or (b) the shareholders in altering, amending, repealing, or adopting a particular bylaw shall have expressly provided that the Board of Directors may not alter, amend or repeal that bylaw. (b) Unless the Certificate of Formation or a bylaw shall provide otherwise as to all or some portion of the Corporation’s bylaws, the shareholders of the Corporation may alter, amend, or repeal the bylaws of the Corporation or may adopt new bylaws by the affirmative vote of the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote at such meeting. 5.05 Dividends and Reserves. (a) Subject to the TBOC and the Certificate of Formation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in

16 property, or in shares of the Corporation. The declaration and payment shall be at the discretion of the Board of Directors. The determination of shareholders entitled to receive payment of any distribution or dividend shall be made in accordance with Section 2.07. (b) By resolution the Board of Directors may create such reserve or reserves out of the earned surplus of the Corporation for any proper purpose or purposes and may abolish any such reserve in the same manner. Earned surplus to the extent so reserved shall not be available for the payment of dividends or other distributions by the Corporation except as expressly permitted by law. ARTICLE VI. – CAPITAL SHARES 6.01 Certificates for Shares and Unrestricted Shares. (a) The shares of the Corporation, or any class or series thereof, shall be represented by certificates as provided under the TBOC. Such certificates shall be in such form as shall be approved by the Board of Directors. (b) The certificates representing shares of each class shall be signed by, or in the name of the Corporation by, the Chairman of the Board, the President, a Vice President, or Chief Financial Officer, and by the Secretary or any Assistant Secretary. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue. (c) The share ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board of Directors. (d) The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, at times and places that the requirements of the Corporation may necessitate and the Board of Directors may designate. (e) A person in whose name shares of the Corporation stand on the books of the Corporation will be deemed the owner of the shares, provided that whenever any transfer of shares will be made for collateral security, and not absolutely, and written notice of the transfer is given to the Secretary or the transfer agent, that fact will be stated in the entry of the transfer. (f) The Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates previously issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the Corporation a bond or other indemnity sufficient to indemnify the

17 Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. 6.02 Lost, Stolen or Destroyed Certificates. The holder of any certificate representing any shares of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate. The Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction. The Board, or a committee designated thereby, or the transfer agents and registrars for the shares of the Corporation, may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Any such new certificate shall be plainly marked “DUPLICATE” on its face. 6.03 Registration of Transfers. No transfer of shares shall be valid as against the Corporation, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until it shall have been entered in the share records of the Corporation by an entry showing from and to whom transferred. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate canceled and the transaction recorded upon the books of the Corporation. 6.04 Registered Shareholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Texas. Each shareholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any shareholder shall fail to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the share record books of the Corporation or at such person’s last known post office address. ARTICLE VII. – INDEMNIFICATION 7.01 Indemnification. (a) Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was, at any time during which this Article is in effect (whether or not such person continues to serve in such capacity at the time any

18 indemnification or advancement of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation or is or was at any such time serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, including any delegate (as defined in Section 8.001 of the TBOC (or any successor provision) (hereinafter, an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent permitted by the TBOC as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, to the fullest extent permitted by applicable law, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators, and no determination under Section 8.101(a)(3) of the TBOC will be required; provided, however, that except as provided in paragraph (a) of Section 7.03, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. (b) To obtain indemnification under this Article, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) by a majority vote of the Disinterested Directors (as hereinafter defined) even though less than a quorum, or (ii) by a committee consisting of Disinterested Directors designated by majority vote of such Disinterested Directors even though less than a quorum, or (iii) if there are no Disinterested Directors or, if, such Disinterested Directors so direct, by Independent Counsel (as hereinafter defined) selected by the Board of Directors, in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iv) by a majority vote of the shareholders of the Corporation. In the event that there shall have occurred within two years prior to the date of the commencement of the proceeding for which indemnification is claimed a “Change of Control” (as defined in the CBTX, Inc. 2022 Omnibus Incentive Plan, as it may be amended from time to time), the determination of entitlement to indemnification is to be made by Independent Counsel, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination. 7.02 Mandatory Advancement of Expenses. To the fullest extent permitted by the TBOC as the same exists or may hereafter be amended or modified from time to time (but, in the case of

19 any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater rights to advancement of expenses than said law permitted the Corporation to provide prior to such amendment or modification), each Indemnitee shall have (and shall be deemed to have a contractual right to have) the right, without the need for any action by the Board of Directors, to be paid by the Corporation (and any successor of the Corporation by merger or otherwise) the expenses incurred in connection with any proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the TBOC requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the “undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “final disposition”) that such director or officer is not entitled to be indemnified for such expenses under this Article or otherwise. 7.03 Claims. (a) If a claim for indemnification under this Article is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 7.01(b) of these Bylaws has been received by the Corporation or if a request for advancement of expenses under this Article is not paid in full by the Corporation within 20 days after a statement pursuant to Section 7.02 of these Bylaws and the required undertaking, if any, have been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim for indemnification or request for advancement of expenses and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim to the fullest extent permitted by applicable law. It shall be a defense to any such action that under the TBOC, the claimant has not met the standard of conduct which makes it permissible for the Corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested advancement of expenses, but (except where the required undertaking, if any, has not been tendered to the Corporation) the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the TBOC, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. (b) If a determination shall have been made pursuant to Section 7.01(b) of these Bylaws that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (a) of this Section 7.03.

20 (c) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph (a) of this Section 7.03 that the procedures and presumptions of this Article are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article. 7.04 Contract Rights; Amendment and Repeal; Non-exclusivity of Rights. (a) All of the rights conferred in this Article, as to indemnification, advancement of expenses and otherwise, shall be contract rights between the Corporation and each Indemnitee to whom such rights are extended that vest at the commencement of such Indemnitee’s service to or at the request of the Corporation and (x) any amendment or modification of this Article that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to such person, and (y) all of such rights shall continue as to any such Indemnitee who has ceased to be a director or officer of the Corporation or ceased to serve at the Corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. (b) All of the rights conferred in this Article, as to indemnification advancement of expenses and otherwise (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Formation, Bylaws, agreement, vote of shareholders or Disinterested Directors or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the shareholders of the Corporation with respect to a person’s service prior to the date of such termination. 7.05 Insurance, Other Indemnification and Advancement of Expenses. (a) The Corporation may maintain insurance, at its expense, to protect itself and any current or former director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the TBOC. To the extent that the Corporation maintains any policy or policies providing such insurance, each such current or former director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph (b) of this Section 7.05, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, employee or agent. (b) The Corporation may, to the extent authorized from time to time by the Board of Directors or the Chief Executive Officer, grant rights to indemnification, and rights to advancement of expenses incurred in connection with any proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation. 7.06 Definitions.

21 (a) For purposes of this Article: (1) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant. (2) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article. (b) Any notice, request or other communication required or permitted to be given to the Corporation under this Article shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary. 7.07 Severability. If any provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article (including, without limitation, each portion of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article (including, without limitation, each such portion of any paragraph of this Article containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable. ARTICLE VIII. – EXCLUSIVE FORUM 8.01 Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum for the following purposes, any state or federal court located in Harris County in the State of Texas shall be the sole and exclusive forum for (a) any actual or purported derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, or other employee or agent of the Corporation to the Corporation or the Corporation’s shareholders or creditors, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director, officer, or other employee or agent of the Corporation arising pursuant to any provision of the TBOC, the Certificate of Formation, or the Bylaws of the Corporation (as any of the foregoing may be amended from time to time), or (d) any action asserting a claim against the Corporation or any current or former director, officer, or other employee or agent of the Corporation as governed by the internal affairs doctrine, including any action to interpret, apply, enforce or determine the validity of any provision of the TBOC, the Certificate of Formation, or the Bylaws of the Corporation (as any of the foregoing may be amended from time to time).

22 ARTICLE IX. – CERTAIN GOVERNANCE MATTERS 9.01 Interpretations; Definitions. The following definitions apply to this Article IX and otherwise as applicable in these Bylaws: (a) “Effective Time” shall have the meaning set forth in the Agreement and Plan of Merger, dated as of November 5, 2021, by and between Legacy CBTX and Legacy Allegiance, as it may have been amended, restated, supplemented or otherwise modified from time to time. (b) “Entire Board of Directors” shall mean the total authorized number of directors on the Board of Directors of the Corporation without giving effect to vacancies. (c) “Legacy Allegiance” shall mean Allegiance Bancshares, Inc., a Texas corporation, which has merged with and into the Corporation effective as of the Effective Time. (d) “Legacy Allegiance Directors” shall mean (i) the directors of the Corporation as of the Effective Time who were directors of Legacy Allegiance as of immediately prior to the Effective Time, and (ii) directors of the Corporation who were subsequently appointed or nominated and elected to fill a vacancy created by the cessation of service of a Legacy Allegiance Director pursuant to this Article IX. (e) “Legacy CBTX” shall mean CBTX, Inc., a Texas corporation, as in existence immediately prior to the Effective Time. (f) “Legacy CBTX Directors” shall mean (i) the directors of the Corporation as of the Effective Time who were directors of Legacy CBTX as of immediately prior to the Effective Time, and (ii) any directors of the Corporation who were subsequently appointed or nominated and elected to fill a vacancy created by the cessation of service of a Legacy CBTX Director pursuant to this Article IX. (g) “Specified Period” shall mean the period beginning at the Effective Time and ending on the three (3) year anniversary of the Effective Time. 9.02 Chief Executive Officer; Executive Chairman; Independent Lead Director. (a) Effective as of the Effective Time, (i) Robert R. Franklin, Jr. shall serve as the Chief Executive Officer and a Director, and (ii) Steven F. Retzloff shall serve as the Executive Chairman and a Director. The Corporation may enter into or amend appropriate agreements or arrangements with Mr. Franklin and Mr. Retzloff in connection with the subject matter of this Article IX. (b) During the Specified Period, (i) any removal of any of the individuals serving in the capacities set forth in Section 9.02(a) above from, or failure to appoint, re-elect or re-nominate any of them to, any such positions, (ii) any amendment or modification to any employment or similar agreement with any of them to the extent such amendment or modification would materially and adversely affect such individual, or (iii) any termination of their employment

23 by the Corporation or any subsidiary of the Corporation shall, in each case, require the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors. (c) Within one hundred eighty (180) days following the Effective Time, the Board of Directors shall, by the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors, select an independent director from among the Legacy CBTX Directors and the Legacy Allegiance Directors as the lead independent director (the “lead director”) of the Board of Directors of the Corporation. During the Specified Period, any removal of the individual serving in the capacity of the lead director from, or failure to appoint, re-elect or re-nominate such individual to, the position of lead director, shall, in each case, require the affirmative vote of at least seventy- five percent (75%) of the Entire Board of Directors. 9.03 Composition of the Board of Directors; Vacancies and Removal. (a) During the Specified Period, the Entire Board of Directors shall be comprised of fourteen (14) directors, of which seven (7) shall be the Legacy CBTX Directors (one of whom, as of the Effective Time, shall be Robert R. Franklin, Jr.) and seven (7) shall be the Legacy Allegiance Directors (one of whom, as of the Effective Time, shall be Steven F. Retzloff). (b) The Legacy CBTX Directors and the Legacy Allegiance Directors shall be, as nearly evenly as is practicably possible, evenly apportioned among the different classes of the Board of Directors of the Corporation such that one class of the Board of Directors shall consist of two (2) Legacy CBTX Directors and two Legacy Allegiance Directors, one class of the Board of Directors shall consist of three (3) Legacy CBTX Directors and two (2) Legacy Allegiance Directors, and one class of the Board of Directors shall consist of two (2) Legacy CBTX Directors and three (3) Legacy Allegiance Directors; provided that Robert R. Franklin, Jr. and Steven F. Retzloff shall each be in the same class of the Board of Directors of the Corporation with a term expiring at the third succeeding annual meeting of shareholders following the Effective Time. (c) From and after the Effective Time through the second (2nd) anniversary of the Effective Time, no vacancy on the Board of Directors of the Corporation created by the cessation of service of a director shall be filled by the Board of Directors and the Board of Directors shall not nominate any individual to fill such vacancy, unless (i) such individual would be an independent director of the Corporation (unless such predecessor director was not an independent director), (ii) in the case of a vacancy created by the cessation of service of a Legacy CBTX Director, not less than a majority of the Legacy CBTX Directors have approved the appointment or nomination (as applicable) of the individual appointed or nominated (as applicable) to fill such vacancy, in which case the Legacy Allegiance Directors shall vote to approve the appointment or nomination (as applicable) of such individual, and (iii) in the case of a vacancy created by the cessation of service of a Legacy Allegiance Director, not less than a majority of the Legacy Allegiance Directors have approved the appointment or nomination (as applicable) of the individual appointed or nominated (as applicable) to fill such vacancy, in which case the Legacy CBTX Directors shall vote to approve the appointment or nomination (as applicable) of such individual; provided that any such appointment or nomination pursuant to clause (ii) or (iii) shall be made in accordance with applicable law and the rules of the Nasdaq Stock Market, LLC (or other national securities exchange on which the Corporation’s securities are listed).

24 (d) From and after the Effective Time through the second (2nd) anniversary of the Effective Time, subject to applicable law, newly created directorships resulting from any increase in the authorized number of directors may be filled only by the affirmative vote of at least seventy- five percent (75%) of the remaining directors, even though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office until such director’s successor shall have been duly elected and qualified. 9.04 Committees. (a) During the Specified Period, (i) the Board of Directors shall have and maintain as standing committees an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Risk Committee, (ii) the membership of each such committee shall be, as practicably as possible, evenly divided between Legacy CBTX Directors and Legacy Allegiance Directors, and (iii) the chairpersons of two such committees shall be designated from among the Legacy CBTX Directors and the chairpersons of two such committees shall be designated from among the Legacy Allegiance Directors. (b) During the Specified Period, any removal of a director from a committee of the Corporation or as chairperson of a committee, or failure to appoint, re-elect or re-nominate any of them to, any such positions, shall require the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors. (c) During the Specified Period, the Board of Directors may by resolution (which, during the Specified Period, shall require the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors) establish any committees not expressly contemplated by these Bylaws composed of directors as they may determine to be necessary or appropriate for the conduct of business of the Corporation and may prescribe the composition, duties and procedures thereof. (d) At any time during the Specified Period in which an Executive Committee is in existence, each of Robert R. Franklin, Jr. and Steven F. Retzloff shall serve as a member of the Executive Committee. (e) Notwithstanding anything to the contrary in these Bylaws, during the Specified Period, no committee (including, for the avoidance of doubt, any Executive Committee, to the extent such a committee is in existence) shall be permitted to take any action, and the Board of Directors shall not delegate to any committee the power to take any action, that, if taken by the Board of Directors, would require the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors pursuant to this Article IX. 9.05 Certain Actions. During the Specified Period, each of the following shall require the affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors: (a) the Corporation entering into a “fundamental business transaction” (as defined in Section 1.002 of the TBOC);

25 (b) an amendment to the Certificate of Formation or the Bylaws of the Corporation; (c) a change in the authorized number of directors of the Corporation; (d) issuances of securities of the Corporation, other than (i) upon the conversion of options, warrants or other securities of the Corporation convertible into common stock, (ii) as dividends or distributions on outstanding securities of the Corporation, (iii) upon a stock split or other subdivision of securities of the Corporation, (iv) to directors, officers, employees or consultants of the Corporation or its affiliates as part of an equity compensation plan or as fees, commissions or compensation for services rendered or otherwise, or (v) to an employee stock ownership plan or other qualified defined contribution or benefit plan; (e) a disposition of material assets of the Corporation; (f) the Corporation entering into an affiliate transaction (as contemplated by Sections 23A and 23B of the Federal Reserve Act and the implementing regulations thereunder); (g) incurrence of indebtedness of the Corporation; or (h) approval of a stock repurchase program. 9.06 Headquarters. Effective as of and from the Effective Time, the corporate headquarters of the Corporation shall be located in Houston, Texas. 9.07 Conflicts; Amendments. (a) During the Specified Period, in the event of any inconsistency between any provision of this Article IX and any other provision of these Bylaws or the Corporation’s other constituent documents, the provisions of this Article IX shall control. (b) During the Specified Period, the provisions of this Article IX and any other provision of these Bylaws that sets forth the authority and responsibility of the Chief Executive Officer or the Executive Chairman, may be modified, amended or repealed, and any Bylaw provision or other resolution inconsistent with this Article IX may be adopted, by the Board of Directors only by (and any of the foregoing, or any corresponding modification, amendment, repeal or inconsistent provision of the Corporation’s other constituent documents, may be proposed or recommended by the Board of Directors for approval by the shareholders of the Corporation) an affirmative vote of at least seventy-five percent (75%) of the Entire Board of Directors. [Signature Page Follows]

[Signature Page to Amended and Restated Bylaws] IN WITNESS WHEREOF, the Corporation has caused these Bylaws to be executed by a duly authorized officer on February 26, 2025. STELLAR BANCORP, INC. By: /s/ Robert R. Franklin, Jr. Name: Robert R. Franklin, Jr. Title: Chief Executive Officer